SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                           FORM 8-K/A


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report:  February 11, 2002


                Commission File Number 333-88577


                NORTHERN BORDER PIPELINE COMPANY
     (Exact name of registrant as specified in its charter)



                  TEXAS                       74-2684967
     (State or other jurisdiction of       (I.R.S. Employer
      incorporation or organization)     Identification Number)




         1111 South 103rd Street
             Omaha, Nebraska                   6824-1000
          (Address of principal                (Zip code)
            executive offices)


                         (402)  398-7700
                 (Registrant's telephone number,
                      including area code)



ITEM 7.   EXHIBITS

          99.3   Letter of Arthur Andersen dated February 11, 2002.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NORTHERN BORDER PIPELINE COMPANY
                                   (A Texas General Partnership)

Date:  February 13, 2002           By:  JERRY L. PETERS
                                        Jerry L. Peters
                                        Vice President, Finance



                          EXHIBIT INDEX



Exhibit No.

   99.3     Letter of Arthur Andersen dated February 11, 2002.